Exhibit 10.30.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS [***]

AMENDMENT NO. 1 TO EXCLUSIVE LICENSE AGREEMENT WITH KNOW-HOW

This Amendment No. 1 to Exclusive License Agreement with Know-How (“Amendment”) is made effective as of May 1, 2020 by and among the Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), the University of Florida Research Foundation, Incorporated, a nonstock, nonprofit Florida corporation (“UFRF”; together with Penn, the “Licensors”) and IVERIC bio, Inc., a Delaware corporation (“Licensee”).

Recitals

WHEREAS, the Licensors and Licensee entered into an Exclusive License Agreement with Know-How, dated as of April 10, 2019 (the “License Agreement”) pursuant to which the Licensors granted Licensee exclusive rights to certain patent rights and information and non-exclusive rights to certain know-how, in each case to develop, manufacture and commercialize certain gene therapy technologies in the field of treating diseases associated with mutations in the BEST1 gene;

WHEREAS, in connection with the License Agreement, Licensee entered into separate sponsored research agreements with Penn and UFRF;

WHEREAS, as a result of the sponsored research with Penn, Penn has filed two patent applications covering certain methods of treating BEST/-related retinal diseases (the “Patent Applications”) and the Patent Applications constitute “Related Penn Intellectual Property” under the Penn SRA;

WHEREAS, Licensee exercised its option rights under the Penn SRA to include the Patent Applications as “Subsequently Added Intellectual Property” under the License Agreement; and

WHEREAS, the Licensors and Licensee agree to amend the License Agreement to add such Subsequently Added Intellectual Property.

Agreement

The Licensors and Licensee agree as follows:

1.
The Patent Applications, which are described in the Appendix 1 of this Amendment, and all patent rights arising therefrom constitute Subsequently Added Intellectual Property and Appendix G to the License Agreement is hereby amended by adding the information on Appendix 1 hereto to Appendix G.

2.	The following definitions shall be added to Section 1 of the License Agreement in the appropriate alphabetical order:

Execution Copy
“Penn Subsequently Added Intellectual Property” means Subsequently Added Intellectual Property arising under the Penn SRA.

“UF Subsequently Added Intellectual Property” means Subsequently Added Intellectual Property arising under the UF SRA.

3.	The following subsections shall be added to Section 7 of the License Agreement (Patent Prosecution):

7.6  Prosecution of the Subsequently Added Intellectual Property. Penn shall file, prosecute, and maintain the Patent Rights related to the Penn Subsequently Added Intellectual Property using counsel of its choice reasonably acceptable to Licensee, and UFRF shall file, prosecute, and maintain the Patent Rights related to the UF Subsequently Added Intellectual Property using counsel of its choice reasonably acceptable to Licensee. Licensee acknowledges that for Penn Subsequently Added Intellectual Property, [***] is acceptable and for UF Subsequently Added Intellectual Property, [***] is acceptable. Penn or UFRF, as applicable, shall promptly provide Licensee with copies of all documents sent to and received from the United States Patent and Trademark Office and foreign patent offices relating to Penn Subsequently Added Intellectual Property or UF Subsequently Added Intellectual Property, as applicable. Licensee shall keep those documents confidential.

7.7 Consultation and Maintenance.

(a)	Penn or UFRF, as applicable, will solicit input from Licensee regarding [***]. Penn or UFRF, as applicable, will submit, or will cause to be submitted to Licensee (or its designated counsel) [***].

(b)
Penn or UFRF, as applicable, shall maintain the Patent Rights related to Penn Subsequently Added Intellectual Property or UF Subsequently Added Intellectual Property, as applicable, in at least the following countries: [***]. Licensee shall pay all costs and expenses incurred by Penn or UFRF, as applicable, related to the preparation, filing, prosecution (including interferences and oppositions), issuance, maintenance and reporting of the Patent Rights related to Penn Subsequently Added Intellectual Property or UF Subsequently Added Intellectual Property, as applicable, in such countries and in any additional countries or jurisdictions in which Penn or UFRF, as applicable, and Licensee mutually agree to pursue such preparation, filing, prosecution (including interferences and oppositions), issuance, maintenance and reporting, in each case that were not previously reimbursed, within [***] of receipt of an invoice from Penn or UFRF, as applicable. Licensee shall keep Penn or UFRF, as applicable, fully apprised of the entity status of Licensee and all Sublicensees with respect to United States and applicable foreign patent laws. Licensee shall inform Penn or UFRF, as applicable, of any changes in writing of the entity status from “small entity” to “large entity” or vice versa with respect to United States and applicable foreign patent laws within [***] of any change.

Execution Copy
(c)
Penn or UFRF, as applicable, shall, with respect to Penn Subsequently Added Intellectual Property or UF Subsequently Added Intellectual Property, as applicable, and any related Patent Rights, remain in compliance with The Patent and Trademark Law Amendments Act of 1980 (Public Law 96-517; 35 U.S.C. §§ 200-212), including any amendments thereto and all regulations promulgated thereunder, and shall reasonably assist Licensee in complying with Licensee’s obligations under such law, including, as applicable, that set forth in Section 17.1.

(d)
Licensee shall have the sole right in electing which of the Patent Rights related to Subsequently Added Intellectual Property shall receive any patent term extension under 35 U.S.C. § 156 in the United States, supplemental protection certificate in the European Union and similar rights in foreign jurisdictions. Penn or UFRF, as applicable, and Licensee shall cooperate in timely filing and obtaining the patent term extension, supplemental protection certificate and similar rights for such Patent Right(s) elected by Licensee.

7.8 Licensee may elect upon [***] prior written notice to decline to reimburse Penn or UFRF, as applicable, for patent expenses for any Patent Right related to Penn Subsequently Added Intellectual Property or UF Subsequently Added Intellectual Property, as applicable, in any particular country or jurisdiction, provided that if Licensee elects to decline to reimburse Penn or UFRF, as applicable, for such patent expenses in any country, then upon such election, the license granted to Licensee by this Agreement terminates after the [***] with respect to the applicable Patent Right in that country or jurisdiction.

4.
Reimbursement. Licensee shall pay Penn, within [***] after receipt of an invoice therefor, to reimburse expenses associated with preparation, filing, prosecution, issuance, maintenance, and reporting of the Patent Rights relating to the Patent Applications incurred prior to the effective date of this Amendment.

5.	Except as expressly set forth in this Amendment, the License Agreement remains in full force and effect in accordance with its terms.

6.	Penn and UFRF each consents to Licensee filing a copy of this Amendment with the Securities and Exchange Commission, in accordance with its rules and regulations.

7.
This Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A portable document format (PDF) or electronic copy of this Amendment, including the signature pages, will be deemed an original.

[Signatures follow]

Execution Copy
This Amendment No. 1 to Exclusive License Agreement with Know-How is entered into by the parties by their duly authorized signatories.

Licensors:

TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By: /s/ Benjamin Dibling, Ph.D.
Name: Benjamin Dibling, Ph.D.
Title: Executive Director of Licensing,
Penn Center for Innovation

UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INCORPORATED

By: /s/ Jim O’Connell
Name: Jim O’Connell
Title: Director, UF Innovate ǀ Tech Licensing

Licensee:

IVERIC BIO, INC.

By: /s/ Abraham Scaria, Ph.D.
Name: Abraham Scaria, Ph.D.
Title: Chief Scientific Officer

Appendix 1

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